                                                             EXHIBIT 10.24.1


                                FIRST AMENDMENT
                    TO PREFERRED STOCK INVESTMENT AGREEMENT

                     This FIRST AMENDMENT TO PREFERRED STOCK INVESTMENT AGREEMENT (this "AMENDMENT") is dated as of March 7, 1997, and entered into by and among CD Radio Inc., a Delaware corporation ("CDRD") and the undersigned investors and any additional investor that signs a counterpart to this Agreement (collectively, "INVESTORS"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Preferred Stock Investment Agreement dated as of October 23, 1996, by and between CDRD and Investors ("PREFERRED STOCK INVESTMENT AGREEMENT").

                                    RECITALS

                     WHEREAS, CDRD and Investors desire to amend the Preferred Stock Investment Agreement as set forth below;

                     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                     SECTION 1. AMENDMENTS TO THE PREFERRED STOCK INVESTMENT AGREEMENT

                     1.1 AMENDMENT OF RECITALS: The Recitals to the Preferred Stock Investment Agreement shall be amended by deleting the first two Recitals and replacing such Recitals with two new Recitals as follows:

                               "WHEREAS, CDRD desires to issue and sell to the
                     Investors, and the Investors desire to purchase from CDRD, up to an aggregate of 8,000,000 shares of CDRD's 5% Delayed Convertible Preferred Stock having the rights, designations and preferences set forth in the Certificate of Designations of CDRD (the "CERTIFICATE OF DESIGNATIONS") in identical form and substance of Exhibit I attached to this Agreement (the "PREFERRED SHARES"), on the terms and conditions set forth in this Agreement;

                               "WHEREAS, CDRD initially desires to sell to the
                     Investors up to 4,000,000 of the Preferred Shares ("FIRST CLOSING SHARES") in the event that it, or its subsidiary, receives notice from the Federal Communications Commission ("FCC"), with respect to the authority to provide satellite digital audio radio services ("SATELLITE DARS LICENSE"), that it is the winning bidder for a Satellite DARS License at the conclusion of an auction for Satellite DARS Licenses (a "WINNING BID"), all on the terms and conditions set forth in this Agreement."

                     1.2 AMENDMENT OF SECTION 6.2: AUTOMATIC TERMINATION.
Section 6.2 of the Preferred Stock Investment Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

                               "Section 6.2 Automatic Termination. This
                     Agreement shall terminate without further action of the parties if the First Closing has not occurred prior to (i) May 1, 1997 if CDRD has not submitted the Winning Bid by such date or (ii) May 12, 1997 if CDRD has submitted the Winning Bid prior to May 1, 1997."

                     1.3 AMENDMENT OF SECTION 7.3: ENTIRE AGREEMENT; AMENDMENT; ADDITIONAL INVESTORS; INCREASED COMMITMENTS. Section 7.3 of the Preferred Stock Investment Agreement is hereby amended (i) by adding the subsection reference "(a)" before the first sentence of such Section, (ii) by deleting the third sentence thereof and (iii) by adding the following as subsection (b) as follows:

                     "(b) (i) Any Investor may increase its investment under this Agreement at any time on or prior to the First Closing Date to purchase such number of First Closing Shares and Second Closing Shares as shall be agreed between such Investor and CDRD in writing. Upon execution of a written agreement regarding such commitment by such Investor and CDRD, such Investor shall be obligated to purchase and CDRD shall be obligated to sell the additional First Closing Shares and Second Closing Shares set forth in such commitment pursuant to the terms of this Agreement;

                               (ii) Any individual or other legal entity may become an additional investor under this Agreement at any time on or prior to the First Closing Date with respect to such number of First Closing Shares and Second Closing Shares as shall be agreed between such Investor and CDRD. Any additional investor under this Agreement may become an additional investor by executing and delivering a counterpart to the First Amendment to Preferred Stock Investment Agreement, dated as of March 7, 1997. Upon delivery of any such counterpart and acceptance thereof by CDRD, such counterpart shall be attached to this Amendment, such additional investor shall be an Investor (such term as used in this Agreement to include such additional Investor) and such additional investor shall be as fully a party to this Agreement as if such additional investor were an original signatory of this Agreement. No consent of any other Investor shall be required for such addition;

                     in each case, Schedule I to this Agreement and Exhibits A, B, C and D to Schedule A to Exhibit 2 to this Agreement, each automatically shall be revised to reflect the new allocation of First Closing Shares and Second Closing Shares to such Investor pursuant to clause (b)(i) above or the joining of such additional investors to this Agreement pursuant to clause (b)(ii) above, as the case may be."

                     1.4 AMENDMENT OF EXHIBIT 1: CERTIFICATE OF DESIGNATIONS OF 5% DELAYED CONVERTIBLE PREFERRED STOCK. Exhibit 1 to the Preferred Stock Investment Agreement is hereby amended by deleting the initial paragraph thereof and substituting the following paragraph in its place:

                     "RESOLVED that there shall be a series of shares of the Preferred Stock of CD Radio Inc. (the "CORPORATION"), designated "5% Delayed Convertible Preferred Stock"; that the number of shares of such series shall be 8,000,000 and that the rights and preferences of such series (the "5% PREFERRED") and the limitation or restrictions thereon, shall be as follows:"

                     1.5 AMENDMENT OF SCHEDULE A TO EXHIBIT 2: PREFERRED CUSTODY SERVICES ESCROW AGREEMENT. Schedule A to Exhibit 2 to the Preferred Stock Investment Agreement is hereby amended by deleting the references to "March 31, 1997" and to "April 10, 1997" in Sections 3(b)(iii) and 4(b)(i) thereof and substituting for each such reference "May 1, 1997" and "May 12, 1997", respectively.





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                     SECTION 2.           MISCELLANEOUS

                     2.1 REFERENCE TO AND EFFECT ON THE PREFERRED STOCK INVESTMENT AGREEMENT.

                               (i) On and after the Effective Date, each
                     reference in the Preferred Stock Investment Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Preferred Stock Investment Agreement and each reference in the Preferred Stock Investment Agreement and other related agreements to the "Investment Agreement", "thereunder" "thereof" or words of like import referring to the Preferred Stock Investment Agreement shall mean and be a reference to the Preferred Stock Investment Agreement, as amended by this Amendment.

                               (ii) Except as specifically amended by this
                     Amendment, the Preferred Stock Investment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                     2.2 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as to each party that executes a counterpart of this Amendment on the date of such execution (the "EFFECTIVE DATE"). Any party who does not execute a counterpart to this Amendment shall not be bound by the terms of the Agreement.

                  [Remainder of page intentionally left blank]




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



                     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        CD RADIO INC.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:






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
                                        INVESTORS:
Dated:  March    , 1997                 THE VALUE REALIZATION FUND, L.P.
              ---                        By: Canpartners Investments III, L.P.
                                         By: Canyon Capital Management, L.P.
                                         By: Canpartners Incorporated


                                             By:
                                                -------------------------------
                                                its


Dated:  March    , 1997                  GRS Partners II
              ---

                                         By:
                                            -----------------------------------
                                                   its Account Manager


Dated:  March    , 1997                  The Canyon Value Realization Fund,
              ---                         (Cayman) Ltd.


                                         By:
                                            -----------------------------------
                                                  its Account Manager


Dated:  March    , 1997                  Cerberus Partners, L.P.
              ---

                                         By:
                                            -----------------------------------
                                                  General Partner Cerberus
                                                     Associates, L.P.
                                                  General Partner Cerberus
                                                     Partners, L.P.


Dated:  March    , 1997                  Cerberus International, Ltd.
              ---

                                         By:
                                             ----------------------------------
                                                   Managing Member,
                                                       Partridge Hill, L.L.C.
                                                   Investment Advisor to
                                                       Cerberus International


Dated:  March    , 1997                  The Copernicus Fund, LP
              ---                          By:  DDJ Copernicus, LLC


                                                By:
                                                   ----------------------------
                                                    its Member




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
Dated:  March    , 1997                  The Galileo Fund, LP
              ---                          By: DDJ Galileo, LLC


                                               By:
                                                   ----------------------------
                                                    its Member

Dated:  March    , 1997                  Dickstein International Limited
              ---                         By: Dickstein Partners, Inc.


                                               By:
                                                   ----------------------------
                                                    its



Dated:  March    , 1997                  Global Bermuda Limited Partnership
              ---                         By: Global Capital Management, Inc.


                                                By:
                                                   ----------------------------
                                                    its Authorized Signatory



Dated:  March    , 1997                  Lakeshore International, Limited
              ---                         By: Global Capital Management, Inc.


                                                By:
                                                   ----------------------------
                                                    its Authorized Signatory

Dated:  March    , 1997                  Elliott Associates, L.P.
              ---

                                         By:
                                            -----------------------------------
                                                its General Partner


Dated:  March    , 1997                  Westgate International, L.P.
              ---                          By: Martley International, Inc. as
                                                  Attorney-in-fact


                                               By:
                                                   ----------------------------
                                                     its




Dated:  March    , 1997                  Everest Capital International, Ltd.
              ---


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
                                         By:  Everest Capital, Ltd., Investment
                                                  Manager


                                              By:
                                                 ------------------------------
                                                     its

Dated:  March    , 1997               Everest Capital Fund, L.P.
              ---                       By: Everest Capital, Ltd.,
                                               General Partner


                                            By:
                                               --------------------------------
                                                     its

Dated:  March    , 1997               The Jay Goldman Master Limited Partnership
              ---

                                      By:
                                         --------------------------------
                                            its General Partner


Dated:  March    , 1997               Grace Brothers, Ltd.
              ---

                                      By:
                                         --------------------------------
                                             its General Partner

Dated:  March    , 1997               Mainstay VP Series Fund, Inc., on behalf
              ---                     of its High Yield Corporate Bond Portfolio


                                      By:    Mackay-Shields Financial Corporation
                                             its Investment Advisor


                                      By:
                                         --------------------------------
                                             name:
                                             its:

Dated:  March    , 1997               The Mainstay Funds, on behalf of its High Yield
              ---                     Corporate Bond Fund series

                                      By:    Mackay-Shields Financial Corporation
                                             its Investment Advisor


                                      By:
                                         --------------------------------
                                             name:
                                             its:




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
Dated:  March    , 1997                 The Ravich Revocable Trust of 1989
              ---

                                        By:
                                           ------------------------------------
                                              its Trustee


Dated:  March    , 1997                 Scoggin Capital Management
              ---

                                         By:
                                            -----------------------------------
                                              its General Partner


                                         By:
                                            -----------------------------------
                                              its


                                         By:
                                            -----------------------------------
                                              its


Dated:  March    , 1997                 Scoggin International Fund, Ltd.
              ---

                                         By:
                                            -----------------------------------
                                              its General Partner


Dated:  March    , 1997                 TCW Shared Opportunity Fund II
              ---                        By: TCW Investment Management Company,
                                              its Investment Adviser


                                              By:
                                                 ------------------------------
                                                  its


                                              By:
                                                 ------------------------------
                                                  its


Dated:  March    , 1997                  LibertyView Plus Fund
              ---

                                         By:
                                            -----------------------------------
                                              its






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

Dated:  March    , 1997                 LibertyView LLC FUND
              ---                        By: Liberty View Capital Management, Inc.


                                              By:
                                                 ------------------------------
                                                    its


Dated:  March    , 1997                 Paresco, Inc.
              ---

                                        By:
                                            -----------------------------------
                                              its


Dated:  March    , 1997                 Navesink Investment Fund, LDC
              ---

                                        By:
                                            -----------------------------------
                                               its


Dated:  March    , 1997                 Stonehill Offshore Partners Limited
              ---                         By: Stonehill Advisors LLC, as Agent

                                        By:
                                            -----------------------------------
                                               its:


Dated:  March    , 1997                 Stonehill Investment Corp., for an on behalf of
              ---                       Stonehill Partners, L.P., GRS Partners III and Aurora
                                        Limited Partnership



                                        By:
                                            -----------------------------------
                                               its:

Dated:  March    , 1997                 Herta and Paul Amir Development Family Trust
              ---

                                        By:
                                            -----------------------------------
                                               its Trustee


Dated:  March    , 1997                 The Wolens Family Trust
              ---

                                        By:
                                            -----------------------------------
                                               its Trustee



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


Dated:  March    , 1997                 LongView Partners
             ----

                                        By:
                                            -----------------------------------
                                               its General Partner


                                        By:
                                            -----------------------------------
                                               its General Partner


Dated:  March    , 1997                 Cumberland Partners
              ---

                                        By:
                                            -----------------------------------
                                               its General Partner


                                        By:
                                            -----------------------------------
                                               its

Dated:  March    , 1997                 JMG Capital Partners, L.P.
              ---                         By: JMG Capital Management, Inc.


                                        By:
                                            -----------------------------------
                                               its General Partner




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

Dated:  March    , 1997                  Dickstein & Co., L.P.
              ---                         By: Dickstein Partners, L.P.
                                          By: Dickstein Partners, Inc.


                                                By:
                                                   ----------------------------
                                                     its








                                     - 11 -

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

                                        ADDITIONAL INVESTORS:

Dated:                 , 1997           [ADDITIONAL INVESTOR NAME]
      -----------------
                                        By
                                           -------------------------
                                        Its


                                        Investor's address:




                                        For purposes of Section 3.6 of this Agreement, the
                                        following percentage limitation shall be applicable:


                                        [ ]   4.99%        [ ]   9.99%       [ ]   no limitation

                                        If no box is marked, no limitation shall be applicable.




                                        CD RADIO INC.


                                        By:
                                           ----------------------------------------------
                                            David Margolese,
                                            Chairman and Chief Executive Officer



                                            ----------------------------------------------
                                            Aggregate Number of Shares of Preferred Stock
                                            Agreed to be Issued and Sold
